UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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3M Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 8, 2012. Meeting Information 3M COMPANY Meeting Type: Annual Meeting For holders as of: March 9, 2012 Date: May 8, 2012 Time: 10:00 a.m. CDT Location: RiverCentre 175 West Kellogg Blvd. St. Paul, MN 55102 You are receiving this communication because you hold shares in 3M Company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 3M CENTER BLDG. 220-9E-02 ST. PAUL, MN 55144-1000 M40414-P18959 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 24, 2012 to facilitate timely delivery. M40415-P18959 How To Vote Please Choose One of the Following Voting Methods Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Your voting must be completed by 10:59 p.m. CDT on May 7, 2012 (or by 10:59 p.m. CDT on May 3, 2012 for participants in 3M's Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan). When you go online, you can help the environment by consenting to receive electronic delivery of future mailings. Vote By Phone: Instructions to vote by phone will be included with printed and/or online proxy materials. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote In Person: If you are a shareholder of record, you may grant your proxy to 3M or vote in person at the meeting by requesting a ballot. . XXXX XXXX XXXX

Voting Items

The Board of Directors recommends you vote FOR the following proposals 1, 2, 3, 4, and 5:

Vote on Directors

1. To elect ten members to the Board of Directors, each for a term of one year.

   Nominees:

   1a. Linda G. Alvarado

   1b. Vance D. Coffman

   1c. Michael L. Eskew

   1d. W. James Farrell

   1e. Herbert L. Henkel

   1f. Edward M. Liddy

   1g. Robert S. Morrison

   1h. Aulana L. Peters

   1i. Inge G. Thulin

   1j. Robert J. Ulrich

2. To ratify the appointment of PricewaterhouseCoopers LLP as 3M's independent registered public accounting firm.

3. Advisory approval of executive compensation.

4. To approve the 2012 Amended and Restated General Employees Stock Purchase Plan.

5. To approve the amended 2008 Long-Term Incentive Plan.

The Board of Directors recommends you vote AGAINST the following proposals 6, 7, and 8:

6. Stockholder proposal on lobbying.

7. Stockholder proposal to prohibit political spending from corporate treasury funds.

8. Stockholder proposal on independent board chairman.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

M40416-P18959

M40417-P18959